UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2021

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 5, 2021, Applied Optoelectronics, Inc. (the “Company”) executed a Fifth Amendment to Loan Agreement and a Fourth Amendment to Security Agreement, a Note Modification Agreement, and an Addendum to Promissory Note (together the “Amended Credit Facility”) with Truist Bank (the “Lender”), formerly Branch Banking and Trust Company. The Amended Credit Facility renews the $20 million line of credit with Lender originally entered into on September 28, 2017 (the “Credit Line”). Under the terms of the Amended Credit Facility the maturity date of the Credit Line is extended from April 2, 2021 to October 15, 2022.

Borrowings under the Amended Credit Facility will be used for general corporate purposes and will bear interest at a rate equal to the London Interbank Offered Rate (LIBOR) plus 1.50%, with a LIBOR floor of 0.75%. The Company will make monthly payments of accrued interest with the final monthly payment being for all principal and any accrued interest not yet paid.

The Company’s obligations under the Credit Line is secured by the Company’s accounts receivable, inventory, intellectual property, all business assets with the exception of real estate and equipment. The Credit Line requires the Company to maintain certain financial covenants and also contains representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of the Amended Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under such documents and is qualified in its entirety by reference to the full text of the Fifth Amendment to Loan Agreement and Fourth Amendment to Security Agreement, the Note modification Agreement, and the Addendum to Promissory Note, dated April 5, 2021, copies of which are attached as Exhibit 10.1 through 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amended Credit Facility is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Fifth Amendment to Loan Agreement and Fourth Amendment to Security Agreement, dated April 5, 2021, between Applied Optoelectronics, Inc. and Truist Bank.

10.2	Note Modification Agreement, dated April 5, 2021, between Applied Optoelectronics, Inc. and Truist Bank.

10.3	Addendum to Promissory Note, dated April 5, 2021, between Applied Optoelectronics, Inc. and Truist Bank.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2021	APPLIED OPTOELECTRONICS, INC.

By: /s/ David C. Kuo
David C. Kuo
General Counsel and Secretary

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